Alleghany Combination with Transatlantic November 21, 2011 Exhibit 99.2

Safe Harbor Disclosure
Cautionary Note Regarding Forward Looking Statements
In addition to historical information, this document contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S.
Securities Exchange Act of 1934, as amended.  These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Alleghany and Transatlantic operate and beliefs of and assumptions made by Alleghany and management and Transatlantic management, involve uncertainties that could significantly affect the financial results of
Alleghany or Transatlantic or the combined company.  Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature.  Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction involving Alleghany and Transatlantic, including future financial and operating results, the combined company's plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future – including statements relating to creating value for stockholders, increasing capital and investments, achieving diversification and returns with minimal integration risk, maintaining financial ratings, integrating our companies, providing stockholders with a more attractive currency, and the expected timetable for completing the proposed transaction – are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict.  Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.  For example, these forward-looking statements could be effected by factors including, without limitation, risks associated with the ability to consummate the merger and the timing of the closing of the merger; the ability to successfully integrate the our operations and employees; the ability to realize anticipated benefits and synergies of the transaction; the potential impact of announcement of the transaction or consummation of the transaction on relationships, including with employees, credit rating agencies, customers and competitors; the ability to retain key personnel; the ability to achieve targets for investment returns, revenues, and book value per share; risks that the unsolicited exchange offer and consent solicitation commenced by Validus Holdings, Ltd. disrupt current plans and operation; changes in financial markets, interest rates and foreign currency exchange rates; greater frequency or severity of unpredictable catastrophic events; negative rating agency actions; the adequacy of each party’s loss reserves; the cyclical nature of the property and casualty insurance industry; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Alleghany and Transatlantic from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Form 10-K and 10-Q. Neither Alleghany nor Transatlantic undertakes any duty to update any forward-looking statements contained in this press release.
Additional Information about the Proposed Transaction and Where to Find It
In connection with the proposed transaction, Alleghany intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Alleghany and Transatlantic that also constitutes a prospectus of Alleghany.  Transatlantic and Alleghany also plan to file other relevant documents with the SEC regarding the proposed transaction.  INVESTORS ARE URGED TO READ
THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL
CONTAIN IMPORTANT INFORMATION.  You may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by Alleghany and Transatlantic with the SEC at the SEC’s website at www.sec.gov.  You may also obtain these documents by contacting Transatlantic’s Investor Relations department at Transatlantic Holdings, Inc.,
80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com; or by contacting Alleghany at Alleghany Corporation, 7 Times Square Tower, New York, New York
10036.

Safe Harbor Disclosure
Alleghany and Transatlantic and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information about Alleghany’s directors and executive officers is available in Alleghany’s proxy statement dated
March 17, 2011 for its 2011 Annual Meeting of Stockholders.  Information about Transatlantic’s directors and executive officers is available in Transatlantic’s proxy statement dated April 8, 2011 for its 2011 Annual Meeting of Stockholders.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available.  Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.
You may obtain free copies of these documents from Alleghany or Transatlantic using the sources indicated above.
This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.
Additional Information about the Validus Exchange Offer
This communication is neither an offer to purchase nor the solicitation of an offer to sell any securities.  In response to the exchange offer commenced by Validus Holdings, Ltd.
("Validus"), Transatlantic has filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC.
available free of charge at the SEC’s website (www.sec.gov).  You may also obtain these documents by contacting Transatlantic’s Investor Relations department at Transatlantic
Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com.
Additional Information about the Validus Consent Solicitation
On November 3, 2011, Validus filed an amended preliminary consent solicitation statement with the SEC relating to Validus’s proposals to, among other things, remove seven of
Transatlantic’s directors and nominate three new directors to the Transatlantic Board.  Transatlantic has filed with the SEC a preliminary consent revocation statement on Schedule
.
Preliminary Revocation Statement, the definitive revocation statement, when it is available, and any other relevant documents for free at the SEC’s website (www.sec.gov).  You may also obtain these documents for free by contacting Transatlantic’s Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or
via e-mail at investor_relations@transre.com.
Transatlantic, Alleghany and their respective directors and executive officers may be deemed to be participants in a solicitation of Transatlantic’s stockholders in connection with the
Validus consent solicitation.  Information about Transatlantic’s directors and executive officers, and a description of their direct or indirect interests, by security holdings or otherwise, is available in Transatlantic’s Preliminary Revocation Statement, which was filed with the SEC on September 20, 2011.  Information about Alleghany’s directors and executive officers is available in Alleghany’s proxy statement dated March 17, 2011 for its 2011 Annual Meeting of Stockholders.
Investors and security holders are urged to read the
Solicitation/Recommendation Statement on Schedule 14D-9 because it contains important information about the Validus exchange offer. All documents, when filed, will be
14A (the “Preliminary Revocation Statement”) in connection with Validus’s solicitation of written consents. Investors and security holders are urged to read the Preliminary
Revocation Statement and Transatlantic’s definitive consent revocation statement, when it is available, because they contain important information. Investors can get the

Key Terms
Based on Alleghany share price of $314.26 as of November 18, 2011
(1)
Based on 57.384 million Transatlantic basic shares outstanding as of November 18, 2011
Transaction
Merger of Transatlantic into a wholly owned subsidiary of Alleghany
Stock portion is tax free
Stock / cash election subject to proration
Consideration
0.145 shares of Alleghany ($45.57) and $14.22 cash per Transatlantic share
Implied offer price of $59.79
Deal Value
Total deal value of $3,431mm (1)
$816mm in cash
$2,615mm in stock
Pro Forma Ownership
51% by Alleghany stockholders
49% by Transatlantic stockholders
Board of Directors 11 members from Alleghany’s board and 3 from Transatlantic’s board
Management
Weston M. Hicks – President & Chief Executive Officer of Alleghany
Joseph P. Brandon – President of Alleghany Insurance Holdings LLC
Michael C. Sapnar – President and CEO of Transatlantic
Robert F. Orlich – Senior Advisor and Transatlantic Board member
Approvals
Stockholder approvals of both Alleghany and Transatlantic
Customary regulatory approvals
Investor Support Transatlantic’s largest stockholder, Davis Selected Advisers, supports the transaction
Expected Closing First quarter of 2012

Combination of Leading Specialty Franchises
Top 10 global reinsurer
Best-in-class D&O, E&O and medical
malpractice reinsurer
Leading property cat writer
Business
Distinctive total return investment
strategy
Premier excess & surplus lines insurer
Size and Ratings
Stockholders’ Equity: $2.8bn
Gross Premiums Written: $1.1bn
(1)
Financial Strength Rating of “A” by
A.M. Best
(2)
Stockholders’ Equity: $4.3bn
Gross Premiums Written: $4.2bn
(1)
Financial Strength Rating of “A+” by
S&P and “A” by A.M. Best
(1) Last twelve months as of September 30, 2011
(2) For RSUI and Capitol Transamerica
Transatlantic Alleghany
Complementary Strengths
Leader in specialty insurance
Investment expertise
Strong underwriting culture
Leader in specialty reinsurance
Global footprint
Strong underwriting culture
Leading franchise across specialty insurance and reinsurance
Increased breadth of distribution
Greater underwriting diversification
Improved financial strength and flexibility
Enhanced stockholder value creation opportunity

Alleghany—Profile
(299) Less: Holding Company Debt
3,148 Sub-total Insurance and Investments
2,848 Total Equity Capital
1,183 Corporate Investments
1,966 Sub-total Insurance
247 Other Insurance Operations / Investments
309 Capitol Transamerica
1,410 RSUI
Book Value ($ in millions)
Leader in excess & surplus lines insurance
Low-risk specialty insurer focused on small
commercial and surety business
Pacific Comp, Homesite
Alleghany owns and manages operating subsidiaries and investments, anchored by a core position in P&C insurance
Founded in 1929 and headquartered in New York, NY
Total invested assets of $4.8bn
Principally value-oriented equity holdings
Note:  As of September 30, 2011

50.0
100.0
150.0
200.0
250.0
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
YTD
Alleghany—Corporate Philosophy
Source: FactSet, market data as of November 18, 2011
Focus on Book Value
per Share Growth
Long-term Conservative
Orientation
S&P 500
Alleghany BVPS
Alleghany Price
Semi-autonomous
Subsidiary Operating
Model
Alleghany has a demonstrated track record of creating long-term stockholder value
2000 – 9M11 CAGR (%)
Alleghany Alleghany
BVPS Price S&P 500
8.8% 6.2% (0.8)%

(1)
92.6%
83.0%
84.7%
90.1%
72.5%
71.3%
115.3%
90.2%
83.5%
98.8%
89.0%
85.7%
90.3%
81.7%
83.5%
98.8% 91.7%
88.8%
60.0%
70.0%
80.0%
90.0%
100.0%
110.0%
120.0%
2003 2004 2005 2006 2007 2008 2009 2010 9M11
Alleghany GAAP Combined Ratio versus Peer Average
(1) Includes all current insurance operations
(2) Peer group average includes Allied World, Arch Capital, AXIS Capital, HCC Insurance, Markel, RLI and W.R. Berkley
Alleghany—Superior Underwriting Performance
Alleghany Average (1) : 87.0%
Peer Group Average (2) : 89.8%
RSUI: consistent performer – generated ~$1bn of underwriting profits since acquisition in July
2003
Capitol Transamerica: lower risk profile in specialty small commercial lines and surety
Alleghany    Peer Group Average

Alleghany S&P 500 Difference
(%) (%) (% ppts)
2004 37.9 10.9 27.0
2005 35.3 4.9 30.3
2006 8.5 15.8 (7.3)
2007 19.2 5.5 13.7
2008 (31.4) (37.0) 5.6
2009 29.3 26.5 2.9
2010 17.1 15.1 2.0
2011
(1)
3.5 1.3 2.2
Cumulative 159.4 32.0 127.4
Alleghany—Proven Investment Performance
Equity Portfolio Performance
(1) Year to date as of October 31, 2011

Long Standing Presence in Key Markets
Top 10 global P&C reinsurer by premiums
24 locations with local underwriters
Provide customized products for many markets
Capital allocated to highest return geographies
Highly efficient low-cost operating platform
Transatlantic—Leading Global P&C Reinsurer
Top-10 Global P&C Reinsurer
Company
2010 P&C Reinsurance
Net Premiums Earned
($mm)
Munich Re 19,044
Berkshire Hathaway (1) 9,682
Swiss Re ( ² ) 9,566
Hannover Re ( ³ ) 7,238
SCOR 4,415
PartnerRe (4) 4,033
Transatlantic 3,859
Everest Reinsurance (5) 3,308
Axis Capital 1,741
XL 1,502
As of September 30, 2011:
Stockholders’ Equity: $4.3bn
Capital and Surplus: $4.0bn
LTM Net Premiums Written: $3.9bn
(1) Reinsurance premiums include results for Berkshire Hathaway Reinsurance Group and General Re; excludes life businesses for these entities
(2) Swiss Re net premiums earned estimated based on insurance mix of gross premiums earned
(3) Hannover Re writes direct insurance through Inter Hannover based in London and Compass Insurance Ltd. In Johannesburg. Data on premiums not available for these operations
(4) Excludes life reinsurance premiums
(5) Includes premiums for U.S. Insurance segment
Source:Company filings; includes results from non-life segments

Med Malpractice
Claims Made
Other Liability
Claims Made
Transatlantic—Leader in Specialty Classes of Reinsurance
US Market Leader by Share and Reputation
(1)
Professional Liability (2)
Flaspöhler Ranking:
Medical Malpractice (2)
Flaspöhler Ranking:
(1) Represents Transatlantic’s share of insurance industry premium volume ceded to non-affiliates. Based on premiums from statutory filings for all Med Mal and
Other Liability class writers
(2) Based on annual. 2006, 2008 and 2010 based on Flaspöhler Survey™ (Brokers Evaluate Reinsurers / Non-Life / U.S.). 2007 and 2009 based on Flaspöhler
Survey™ (Cedants Evaluate Reinsurers / Non-Life / U.S.)
(3) Ranked #1 in 2011 YTD for both Professional Liability and Medical Malpractice
#1
#2
#1
#1
#1
#1
#1
#2
#1
#1
18.7%
24.7%
28.6%
28.1%
26.1%
9.7% 9.6%
12.3%
14.8%
16.3%
2006 2007 2008 2009 2010³

PMLs as % of Stockholders’ Equity
Transatlantic—Strong Catastrophe Risk Management
Comprehensive approach to catastrophe risk
management
Modeled loss: Current after-tax
1-in-250 year event losses are below 20% of
stockholders’ equity
Limit loss: Fixed notional caps established as %
of surplus for stressed scenarios (e.g., highly
destructive storm paths)
Never sold out of an investment position in order to
pay a claim
Longevity: survived and thrived for more than 30
years through several cataclysmic events
Catastrophe Loss – % Property Premiums
(1)
PML as % of Stockholders’ Equity
A balanced approach to catastrophe risk
Source: SNL Financial, company filings, press releases and transcripts
Notes:
(1) Cumulative cat losses for 2008 through Q2 2011 as a percentage of cumulative NPE from non-life operations for 2008 through Q2 2011.
(2) Includes both Max Capital and Harbor Point prior to merger.
13.4%
15.2%
8.0%
10.7%
8.4%
16.1%
Florida Wind Japan Wind Japan
Earthquake
Europe Wind Northeast U.S.
Wind
California
Earthquake
13.4%
15.2%
8.0%
10.7%
8.4%
16.1%
Florida Wind Japan Wind Japan
Earthquake
Europe Wind Northeast U.S.
Wind
California
Earthquake
24.2%
23.3%
19.8%
15.7%
14.9%
12.8%
10.5%
10.0%
9.9%
7.1%
6.3%
6.0%
4.5%
3.1%
RNR MRH PTP VR PRE AXS AHL RE ALTE¹ ENH TRH ACGL XL ACE
(2)

$5.95
$25.22
$28.47 $28.26
$31.03
$36.24
$39.30
$38.60
$44.80
$50.56
$48.19
$60.77
$68.83
$69.67
$2.28
$2.62
$2.99
$3.43
$3.94
$4.53
$5.23
$6.01
$6.83
$7.47
$0.02
$1.39
$1.67 $1.97
3/31/1990 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 9/30/2011
BVPS Accumulated Dividends
$26.61
$30.14 $30.23
$38.86
$42.29 $42.03
$48.74
$55.09
$53.42
$66.78
$75.66
$77.13
$5.97
$33.31
Transatlantic—Consistent and Long-Term Book Value
Creation
Note: Book value and dividends adjusted for stock splits. Based on basic shares. dividends are accounted for from payment date

Combination with Alleghany
Capital Management
Meaningful combined excess capital with modest financial leverage
Structural Flexibility
Ability to redeploy capital across insurance platforms
Insurance Operations
Premier excess and surplus lines business
EU Passport
Financial capacity to complete initiative underway
Ratings
Transatlantic ratings expected to be maintained
Scale
$7.2bn of pro forma total capital
Expense Synergies
Already one of the most efficient operating platforms and ability to eliminate public company costs
Specialty Focus
Over 60% specialty premiums
Integration Risk
Maintain franchise and brand; limited integration risk
Opportunity for meaningful stockholder value creation
Strategic Objectives for Transatlantic

Diversified Operating Portfolio
NPW: $4.6bn
By Risk Class
Source: SNL Financial, Company filings, financials as of 2010
(1)     Short-tail casualty includes accident and health, ocean marine, and surety and credit
By Product By Geography
NPW: $4.6bn
Insurance: 16%
Reinsurance: 84%
The combination provides a diversified pool of underwriting risk by product, geography and risk class through a shared focus on underwriting discipline
GPW: $5.2bn
Reinsurance
(Short-tail
Casualty) ¹
20%
Insurance
(Casualty)
10%
Reinsurance
(Long-tail
Casualty)
40%
Reinsurance
(Property)
25%
Insurance
(Property)
6%
Domestic
58%
International
42%
Property
Non-Catastrophe
17%
Specialty
Reinsurance
40%
Specialty
Insurance
21%
Property
Catastrophe
9%
Traditional
Casualty
13%

Strong Combined Balance Sheet
7% accretive to BVPS to Alleghany
Conservative financial leverage
Increased investment float
Note: As of September 30, 2011
(1) Alleghany standalone adjusted for $44mm share repurchase in 4Q'11; Transatlantic adjusted for $220mm share repurchase in 4Q'11 (as of November 18, 2011)
(2) Includes Transatlantic's break-up fee and transaction costs, Alleghany's transaction costs and cash consideration
(3) Transatlantic's adjusted book value (as described in Note 1) adjusted for goodwill and intangibles of $9.5mm
($mm, unless otherwise noted)
Alleghany Transatlantic Pro Forma
Cash and Investments
(1) (2)
4,760 13,682 17,484
Debt 299 1,006 1,305
Stockholders' Equity
(2) (3)
2,804 4,075 5,911
Total Capital 3,103 5,081 7,216
Book Value per Share $327.86 $71.01 $350.34
Total Debt / Capital 9.6% 19.8% 18.1%
Investments per Share $556.61 $238.42 $1,036.25
Investments Leverage 1.7x 3.4x 3.0x

A Winning Combination
Leading franchise across specialty insurance and reinsurance
Combines disciplined underwriting with successful investing
More diversified pool of underwriting risk, by product and geography
Increased breadth of distribution
Strong and deep management team
Cultural fit expected to minimize integration risks
Flexibility to allocate capital to highest risk-adjusted return opportunities, including
Insurance, Reinsurance, Investments and Capital Management